Exhibit 99.1

Coursera to Combine with Udemy to Empower the Global Workforce with Skills for the AI Era

Highly Complementary Capabilities Will Create a Leading Technology Platform, Redefining Skills Discovery, Development, and Mastery for Learners and Organizations at Scale

Unites Udemy’s Dynamic AI-Powered Skills Development Marketplace with World-Class University and Industry Brands Under the Coursera Ecosystem, Expanding Value, Impact, and Choice Globally

Strengthens Combined Company’s Financial Profile with Pro Forma Annual Revenue of More Than $1.5 Billion and Anticipated Annual Run-Rate Cost Synergies of $115 Million Within 24 Months

Coursera and Udemy to Host Joint Conference Call Today, December 17, 2025, at 5:00 a.m. PT / 8:00 a.m. ET

MOUNTAIN VIEW and SAN FRANCISCO, Calif. (BUSINESS WIRE) – Coursera, Inc. (NYSE: COUR) and Udemy, Inc. (NASDAQ: UDMY) today announced that they have entered into a definitive merger agreement under which Coursera will combine with Udemy in an all-stock transaction. Based on the closing prices of Coursera and Udemy common stock on December 16, 2025, the implied equity value of the combined company is approximately $2.5 billion.

“We’re at a pivotal moment in which AI is rapidly redefining the skills required for every job across every industry. Organizations and individuals around the world need a platform that is as agile as the new and emerging skills learners must master,” said Greg Hart, CEO of Coursera. “By combining the highly complementary strengths of Coursera and Udemy, we will be in an even stronger position to address the global talent transformation opportunity, unlock a faster pace of innovation, and deliver valuable experiences and outcomes for our learners and customers. Together, we will ensure our millions of learners, thousands of enterprise, university, and government customers, and expert instructors have a platform to keep pace with technology acceleration.”

“For more than 15 years, Udemy has helped millions of people master in-demand skills at the speed of innovation,” said Hugo Sarrazin, CEO of Udemy. “Through this combination with Coursera, we will create meaningful benefits for our learners, enterprise customers, and instructors, while delivering significant value to our shareholders, who will participate in the substantial upside potential of the combined company. As a united platform, we can accelerate our AI-powered product roadmap, expand our global reach through enhanced go-to-market capabilities, and unlock substantial revenue and operating synergies that will strengthen our long-term financial profile.”

Compelling Strategic and Financial Rationale

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Greater Value, Impact, and Choice: Highly complementary Consumer and Enterprise segment strengths in skills, workforce training, and career advancement to deliver greater value to millions of learners and thousands of enterprise, university, and government customers, better positioning the combined company at a critical inflection point to address the rapidly evolving global talent transformation market.

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Leading Platform Capabilities: Establishes a comprehensive ecosystem of world-class instructors, encompassing faculty at leading universities, industry leaders, and global subject matter experts, while equipping them with AI-enhanced tools, data-driven insights, and expanded distribution to create more engaging, personalized, and dynamic learning experiences at unprecedented scale, breadth, and agility.

●	Accelerated AI-Native Innovation: Leverages shared product, data, and technology investments to deliver verified skills, from discovery to mastery, that improve both career and business outcomes.
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Enhanced Global Reach and Market Opportunities: Expands access to affordable, high-quality education through improved ability to attract, retain, and serve both individuals and enterprises worldwide with combined go-to-market capabilities, localization initiatives, and highly complementary strengths in core segments.

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Stronger Long-Term Financial Profile: Generates meaningful operating efficiencies, including anticipated annual run-rate cost synergies of $115 million within 24 months of closing, and enhances capacity for sustained investment in AI-driven platform innovation, rapid product development, and durable growth initiatives.

Transaction Details

Under the terms of the definitive agreement, Udemy stockholders will receive 0.800 shares of Coursera common stock for each share of Udemy common stock, representing a 26% premium to the average closing prices of Udemy and Coursera over the last 30 trading days prior to announcement. Upon the closing of the transaction, existing Coursera stockholders are expected to own approximately 59% and existing Udemy stockholders are expected to own approximately 41% of the combined company, on a fully diluted basis. Based on the closing prices of Coursera and Udemy common stock on December 16, 2025, the implied equity value of the combined company is approximately $2.5 billion. Coursera anticipates that, following the closing of the transaction, the combined company will execute a sizable share repurchase program.

The transaction has been unanimously approved by the Boards of Directors of both Coursera and Udemy. The transaction is expected to close by the second half of 2026, subject to the receipt of required regulatory approvals, approval by Coursera and Udemy shareholders, and the satisfaction of other customary closing conditions. In connection with the transaction, Insight Venture Partners and New Enterprise Associates, key shareholders of Udemy and Coursera, respectively, as well as Andrew Ng, the Chairman of the Board of Directors of Coursera, have entered into support agreements and agreed to vote in favor of the transaction.

Please visit https://courseraandudemy.com for more information and updates about the transaction.

Leadership, Corporate Governance, and Headquarters

Upon the closing of the transaction, Greg Hart, Chief Executive Officer of Coursera, will continue as Chief Executive Officer of the combined company. The Board of Directors of the combined company will consist of nine directors, six from the Coursera Board, including Greg Hart and Andrew Ng, who will continue as Chairman of the Board, and three from the Udemy Board. The combined company will operate under the name Coursera, trade under the ticker symbol COUR on the NYSE, and be headquartered in Mountain View, California. Upon completion of the transaction, Udemy’s common stock will no longer be listed on NASDAQ.

Coursera’s status as a Public Benefit Corporation (PBC) remains unchanged.

Advisors

Qatalyst Partners LP is serving as exclusive financial advisor, Wachtell, Lipton, Rosen & Katz is serving as legal counsel, Cleary Gottlieb Steen & Hamilton LLP is serving as regulatory counsel, and FGS Global is serving as strategic communications advisor to Coursera. Morgan Stanley & Co. LLC is serving as exclusive financial advisor, Wilson Sonsini Goodrich & Rosati PC is serving as legal counsel, and Joele Frank, Wilkinson Brimmer Katcher and Sharon Merrill Advisors are serving as strategic communications advisors to Udemy.

Conference Call

Coursera, Inc. (NYSE: COUR) and Udemy, Inc. (NASDAQ: UDMY) will host a joint conference call to discuss this announcement today, December 17, 2025, at 5:00 a.m. Pacific Time (8:00 a.m. Eastern Time). A link to the live webcast of the conference call will be available at https://investor.coursera.com. For those unable to listen live, a replay will be available until closing of the transaction.

About Coursera

Coursera was launched in 2012 by Andrew Ng and Daphne Koller with a mission to provide universal access to world-class learning. Today, it is one of the largest online learning platforms in the world, with 191 million registered learners as of September 30, 2025. Coursera partners with over 375 leading university and industry partners to offer a broad catalog of content and credentials, including courses, Specializations, Professional Certificates, and degrees. Coursera’s platform innovations — including generative AI-powered features like Coach, Role Play, and Course Builder, and role-based solutions like Skills Tracks — enable instructors, partners, and companies to deliver scalable, personalized, and verified learning. Institutions worldwide rely on Coursera to upskill and reskill their employees, students, and citizens in high-demand fields such as GenAI, data science, technology, and business, while learners globally turn to Coursera to master the skills they need to advance their careers. Coursera is a Delaware public benefit corporation and a B Corp.

About Udemy

Udemy is an AI-powered skills acceleration platform transforming how companies and individuals across the world build the capabilities needed to thrive in a rapidly evolving workplace. By combining on-demand, multi-language content with real-time innovation, Udemy delivers personalized experiences that empower organizations to scale workforce development and help individuals build the technical, business, and soft skills most relevant to their careers. Today, thousands of companies, including Ericsson, Samsung SDS America, ON24, Tata Consultancy Services, The World Bank, and Volkswagen, rely on Udemy Business for its enterprise solutions to build agile, future-ready teams. Udemy is headquartered in San Francisco, with hubs across the United States, Australia, India, Ireland, Mexico, and Türkiye.

Coursera Contacts

For investors: Cam Carey, ir@coursera.org

For media: Arunav Sinha, press@coursera.org

Udemy Contacts

For investors: Dennis Walsh, dennis.walsh@udemy.com

For media: Glenn Lehrman, glenn.lehrman@udemy.com

Cautionary Note Regarding Forward-Looking Statements

This communication relates to a proposed business combination transaction (the “business combination”) between Udemy, Inc. (“Udemy”) and Coursera, Inc. (“Coursera”). This communication contains forward-looking statements that involve substantial risks and uncertainties. Any statements contained in this communication that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “accelerate,” “anticipate,” “believe,” “can,” “continue,” “could,” “demand,” “design,” “estimate,” “expand,” “expect,” “intend,” “may,” “might,” “mission,” “need,” “objective,” “ongoing,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements include, but are not limited to, statements regarding expected timing and benefits of the business combination and the outlook for Coursera’s and Udemy’s results of operations and financial condition (including potential synergies) following the business combination. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Coursera or Udemy stock. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, benefits or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: general economic, market or business conditions, including competition, risks related to online learning solutions and risks related to our AI innovations and AI generally; risks related to the business combination, including the effect of the announcement of the business combination on the ability of Coursera or Udemy to retain and hire key personnel and maintain relationships with customers, vendors and others with whom Coursera or Udemy do business, or on Coursera’s or Udemy’s operating results and business generally; risks that the business combination disrupts current plans and operations and the potential difficulties in attracting and retaining qualified personnel as a result of the business combination; the outcome of any legal proceedings related to the business combination; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability to successfully integrate Coursera’s and Udemy’s operations and business on a timely basis or otherwise in accordance with the standards and obligations applicable to the combined company as a public benefit corporation and as a B Corp.; Coursera’s and Udemy’s ability to implement our plans, forecasts and other expectations with respect to the combined company’s business after the completion of the transaction and realize expected synergies and other benefits of the combination within the expected timeframe or at all; the amount of the costs, fees, expenses and charges related to the proposed combination; fluctuations in the prices of Coursera or Udemy stock; and potential business disruptions following the business combination. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. While the risks presented here, and those to be presented in the registration statement on Form S-4, are considered representative, they should not be considered a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Coursera’s and Udemy’s respective periodic reports and other filings with the SEC, including the risk factors identified in Coursera’s and Udemy’s most recent Quarterly Reports on Form 10-Q, Coursera’s most recent Annual Report on Form 10-K (available online at https://www.sec.gov/Archives/edgar/data/1651562/000165156225000013/cour-20241231.htm) and Udemy’s most recent Annual Report on Form 10-K (available online at https://www.sec.gov/Archives/edgar/data/1607939/000160793925000011/udmy-20241231.htm), under the headings “Special Note Regarding Forward-Looking Statements” and “Risk Factors” in Part I, Item 1A (Annual Report) and in Part I, Item 2 and Part II, Item 1A (Quarterly Reports), all of which are available online on the SEC’s website at https://www.sec.gov. The forward-looking statements included in this communication are made only as of the date hereof, and are based on the current beliefs of Coursera and Udemy as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Neither Coursera nor Udemy undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law.

The information that can be accessed through hyperlinks or website addresses included in this communication is deemed not to be incorporated in or part of this communication.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information About the Business Combination and Where to Find It

In connection with the business combination, Coursera intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Coursera and Udemy and that also constitutes a prospectus of Coursera. Each of Coursera and Udemy may also file other relevant documents with the SEC regarding the business combination. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Coursera or Udemy may file with the SEC. The definitive joint proxy statement/prospectus will be mailed to stockholders of Coursera and Udemy. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus and other documents containing important information about Coursera, Udemy and the business combination, once such documents are filed with the SEC through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Coursera will be available online free of charge on Coursera’s website at https://investor.coursera.com or by contacting Coursera’s Investor Relations department at ir@coursera.org. Copies of the documents filed with the SEC by Udemy will be available online free of charge on Udemy’s website at https://investors.udemy.com or by contacting Udemy’s Investor Relations department at ir@udemy.com.

Participants in the Merger Solicitation

Coursera, Udemy and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Coursera, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Coursera’s proxy statement for its 2025 Annual Meeting of Stockholders under the headings “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “CEO Pay Ratio,” “Pay Versus Performance,” “Non-Employee Director Compensation,” “Certain Relationships and Related Transactions” and “Security Ownership of Certain Beneficial Owners and Management,” which was filed with the SEC on March 31, 2025 and is available online at https://www.sec.gov/Archives/edgar/data/1651562/000165156225000026/cour-20250331.htm, and Coursera’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” which was filed with the SEC on February 24, 2025 and is available online at https://www.sec.gov/Archives/edgar/data/1651562/000165156225000013/cour-20241231.htm. To the extent holdings of Coursera’s securities by its directors or executive officers have changed since the amounts set forth in Coursera’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available online at https://www.sec.gov/edgar/browse/?CIK=1651562&owner=exclude. Information about the directors and executive officers of Udemy, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Udemy’s proxy statement for its 2025 Annual Meeting of Stockholders under the headings “Director Compensation,” “Our Executive Officers,” “Compensation Discussion and Analysis,” “Summary Compensation Table,” “Grants of Plan-Based Awards in 2024,” “Outstanding Equity Awards at 2024 Fiscal Year End,” “Related Person Transactions” and “Security Ownership of Certain Beneficial Owners and Management,” which was filed with the SEC on April 25, 2025 and is available online at https://www.sec.gov/Archives/edgar/data/1607939/000160793925000046/ude-20250422.htm, and Udemy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, which was filed with the SEC on February 19, 2025 and is available online at https://www.sec.gov/Archives/edgar/data/1607939/000160793925000011/udmy-20241231.htm. To the extent holdings of Udemy’s securities by its directors or executive officers have changed since the amounts set forth in Udemy’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available online at https://www.sec.gov/edgar/browse/?CIK=1607939&owner=exclude. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Coursera or Udemy using the sources indicated above.

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